June 30, 2016	Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Foundation Finance Company LLC
 7802 Meadow Rock Drive
Weston, Wisconsin 54476

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Foundation Finance Company LLC (the “Company”) and Guggenheim Securities, LLC (the “Initial Purchaser” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of retail installment contracts in conjunction with the proposed offering of Foundation Finance Trust 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures

On June 13, 2016, representatives of the Initial Purchaser, on behalf of the Company, provided us with a listing of 31,272 retail installment contracts (the “Loan Listing”).  At the Company’s instruction, we randomly selected 100 retail installment contracts (the “Sample Loans”) from the Loan Listing.

Further, on June 14, 2016, representatives of the Initial Purchaser, on behalf of the Company, provided us with a computer-generated retail installment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2016, with respect to 30,202 retail installment contracts which includes each of the Sample Loans (the “Statistical Loan File”).

Member of Deloitte Touche Tohmatsu Limited
At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the retail installment contract characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.
Characteristics
1. Loan number (for informational purpose only)
2. Dealer name
3. Loan type (installment or revolving)
4. Borrower state
5. Amount financed
6. Interest rate
7. Deferred original term
8. Same As Cash (“SAC”) original term
9. Monthly payment
10. Number of original payments
11. Interest start date
12. FICO score

13. Net investment amount
14. Current principal balance
15. Days delinquent
16. Loan purpose
17. Homeowner status
18. Income
19. Years at residence
20. Years at employer
21. Debt to income
22. Deferred remaining term*
23. SAC remaining term**
24. Number of remaining payments

* For Sample Loans that indicated a deferment period on the Contract that was still effective as of May 31, 2016.
** For Sample Loans that indicated, on the Contract (i) a SAC feature and (ii)  a deferment period that was still effective as of May 31, 2016.

Member of Deloitte Touche Tohmatsu Limited

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 2. to the corresponding information set forth on or derived from the respective Loan Contract or Assumption Agreement (collectively, the “Contract”)

We compared Characteristics 3. through 10. to the corresponding information set forth on or derived from the respective Contract.

We compared Characteristic 11. through 21. to the corresponding information set forth on or derived from the Company’s servicing system (the “Servicing System”).

We compared Characteristic 22. to the number of months between  (i) May 31, 2016 and (ii) the “first payment date” (as set forth on the Servicing System).

We compared Characteristic 23. to the number of months between the (i) May 31, 2016 and (ii) the “abatement end date” (as set forth on the Servicing System).

With respect to Characteristic 24., we recalculated the number of remaining payments using (i) interest rate, current principal balance, monthly payment, “next payment due date,” “current accrued interest amount,” “amount past due,” “SAC end date” and “maturity date” (each as set forth on or derived from the Servicing System) and (ii) certain methodologies provided to us by the Company.  We compared such recalculations to the number of remaining payments set forth on the Statistical Loan File.

For purposes of our procedures and at your instruction:

•
with respect to Characteristic 6., for the Sample Loan identified in Appendix A, we noted a difference with respect to the interest rate as set forth on the Statistical Loan File when compared to the interest rate as set forth on the Contract.  For this Sample Loan, we were instructed to perform an additional procedure and compare the interest rate as set forth on the Statistical Loan File to the interest rate as set forth on documentation for verification of active military duty (the “Servicemembers Civil Relief Act Notice”) provide to us by the Company.  Such comparison was found to be "in-agreement." Further, for the Sample Loan identified in Appendix B, we noted a difference with respect to the interest rate as set forth on the Statistical Loan File when compared to the interest rate as set forth on the Contract.  For this Sample Loan, we were instructed to perform an additional procedure, and compare the interest rate as set forth on the Statistical Loan File to the interest rate as set forth on the “Monthly Billing Statement” provided by the Company.   Such comparison was found to be "in-agreement;"

•
with respect to Characteristic 11., for Sample Loans with a loan type of “revolving” (as set forth on the Contract), we recalculated the number of original payments using (i) the interest rate, amount financed, monthly payment, “first payment date,” “origination date” and SAC end date (each as set forth on or derived from the Contract) and (ii) certain methodologies provided by the Company.  We compared such recalculation to the number of original payments set forth on the Statistical Loan File.   Such comparisons were found to be "in-agreement;"

•
with respect to our comparison of Characteristic 12., in those instances where we observed two FICO scores on the Servicing System, we were instructed to use the lower of the two FICO scores for purposes of our comparisons; and

•	with respect to Characteristic 21., we rounded down the debt to income (as set forth on the Servicing System) to the nearest whole integer for purposes of our comparisons.

The retail installment contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Contract Documents, except as described in Appendix C.  Supplemental information is contained on Appendix D.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the retail installment contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the retail installment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 30, 2016 (REDACTED).

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Sample Loan:

[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 30, 2016 (REDACTED).

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Sample Loan:

[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 30, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Six differences in number of original payments.
2	Three differences in interest rate.
3	One difference in SAC original term
4	Two differences in number of remaining payments

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 30, 2016 (REDACTED)

Supplemental Information Related to the Findings Set Forth on Appendix B
Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Contract
1	[REDACTED]	Number of original payments	120 months	125 months
1	[REDACTED]	Number of original payments	74 months	76 months
1	[REDACTED]	Number of original payments	93 months	99 months
1	[REDACTED]	Number of original payments	93 months	99 months
1	[REDACTED]	Number of original payments	93 months	99 months
1	[REDACTED]	Number of original payments	93 months	99 months
2	[REDACTED]	Interest rate	5.90%	5.99%
2	[REDACTED]	Interest rate	13.50%	13.90%
2	[REDACTED]	Interest rate	13.50%	13.99%
3	[REDACTED]	SAC original term	0 months	3 months

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic Recalculated
4	[REDACTED]	Number of remaining payments	118 months	119 months
4	[REDACTED]	Number of remaining payments	107 months	108 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.